                                                                    EXHIBIT 10.3

                       AGREEMENT REGARDING INDEMNIFICATION


                  This Agreement is entered into as of June __, 2002, between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation (the "Company"), and the Indemnitee identified on the signature page hereto (the "Indemnitee").

                                    RECITALS

                  A. Pursuant to Article VIII of the Company's By-Laws, the Company is required to indemnify its directors, officers, employees and others, including the Indemnitee, against certain expenses (including attorneys' fees), judgment, fines and amounts paid in settlement.

                  B. The Company and the Indemnitee desire to clarify certain procedures relating to the Company's indemnification obligations pursuant to
Article VIII of the Company's By-Laws.

                                   AGREEMENTS

                  In consideration of the foregoing and the mutual covenants and agreements contained herein and in the Agreement, and intending to be legally bound hereby, the Company and the Indemnitee hereby agree as follows:

                  1. In the event that the Indemnitee makes a written demand for indemnification pursuant to Article VIII of the Company's By-Laws, then the Company shall, within five business days after the receipt of such written demand, either (a) provide written notice to the Indemnitee that he is entitled to such indemnification following a determination in accordance with Section
8.04 of Article VIII of the Company's By-Laws or (b) submit the Indemnitee's written demand to Independent Legal Counsel (as defined below) for determination, in the form of a written opinion addressed to the Company and the Indemnitee, of whether the Indemnitee is entitled to such indemnification pursuant to Article VIII of the Company's By-Laws, which opinion shall be delivered to the Company and the Indemnitee by the Independent Legal Counsel within 15 business days after the Company's receipt of the Indemnitee's written demand. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys who shall not have otherwise performed services for the Company, any affiliate of the Company (which shall include any person or entity who, at the time of the appointment of Independent Counsel, is a past or present officer or director of the Company or beneficial owner of 5% or more the outstanding common stock of the Company) or the Indemnitee within the three years immediately prior to the date of determination (other than with respect to matters concerning the rights of the Indemnitee under this Agreement or the Company's By-Laws, or of other indemnitees under similar indemnity agreements).

                  2. If there has been no determination by the Independent Legal Counsel or if the Independent Legal Counsel determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Independent Legal Counsel or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Independent Legal Counsel otherwise shall be conclusive and binding on the Company and Indemnitee.

                  3. In the event that any action is instituted by the Indemnitee under this Agreement or under Article VIII of the Company's By-Laws to enforce or interpret any of the terms hereof or thereof, the Indemnitee shall be entitled to be paid all expenses (including attorneys' fees) incurred by the Indemnitee with respect to such action, regardless of whether the Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all expenses (including attorneys' fees) incurred by the Indemnitee in defense of such action (including expenses incurred with respect to the Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of the Indemnitee's material defenses to such action was made in bad faith or was frivolous.

                  4. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to claims made by the Indemnitee hereunder regardless of whether the Indemnitee continues to serve in a capacity to which he is entitled to indemnification pursuant to Article VIII of the Company's By-Laws.

                  5. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall, in any event be deemed to be given (a) five days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposited with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to an Indemnitee, at the Indemnitee's address as set forth beneath the Indemnitee's signature to this Agreement, and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

                  6. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Wisconsin for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in a federal or state court located in Milwaukee County, Wisconsin.

                  7. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Wisconsin, as applied to contracts between Wisconsin residents, entered into and to be performed entirely within the State of Wisconsin, without regard to the conflict of laws principles thereof.

                  8. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  9. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         Dated as of the date first written above.


                                    EDAC TECHNOLOGIES CORPORATION



                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                                    INDEMNITEE:


                                    --------------------------------------------
                                    Name:

                                    Address: